UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 20, 2018

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01                                           Other Events.

Hanger, Inc. (the “Company”) is filing this Current Report on Form 8-K to file the consent of PricewaterhouseCoopers LLP (“PwC”) to the incorporation by reference in the Company’s Registration Statement on Form S-8 (File No. 333-169203), as previously filed with the Securities and Exchange Commission, of PwC’s report dated May 14, 2018 relating to the Company’s financial statements and the effectiveness of internal control over financial reporting, which report appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

A copy of the consent is filed as Exhibit 23.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibit.  The following exhibit is being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
(23.1)	Consent of PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated:	November 20, 2018